UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15 (d) of The  Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2003

Naturade, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-7106-A	23-2442709
(Commission File Number)	(IRS Employer Identification No.)

14370 Myford Road, Irvine, California 92606
(Address of Principal Executive Offices) (Zip Code)

714-573-4800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 5.                                                           Other Events

On January 27, 2000, the Company entered into a three year Credit and Security Agreement with Wells Fargo Business Credit (“Wells Fargo”) which initially provided for a $3 million secured line of credit at the prime rate (4.75% at December 31, 2001) plus 1.5% to be used for working capital, including inventory and receivables. On December 20, 2001, the terms of the Credit and Security Agreement were modified to include waiving the enforcement of existing defaults, increasing the credit available to the Company to a maximum of $4,500,000 with an inventory maximum subline of $2,000,000, increasing the floating rate to the prime rate plus 2% and extending the maturity date to December 31, 2003. On September 19, 2002, the terms of the Credit and Security Agreement were modified to include waiving the enforcement of existing defaults, reducing the credit availability of the Company to a maximum of $4,325,000, requiring that the Company maintain certain minimum levels of cash, and reducing the covenants regarding minimum net income and minimum book net worth.  On March 24, 2003, the terms of the Credit and Security Agreement were further amended to include waiving the enforcement of existing defaults, increasing the floating rate to the prime rate plus 4.5% and reducing the covenants regarding minimum net income and minimum book net worth. Borrowings under this agreement totaled $1,786,998 at December 31, 2002.

On April 15, 2003, the terms of the Credit and Security Agreement were further modified by the Seventh Amendment to Credit and Security Agreement and Waiver (the “Seventh Amendment”), to provide approval for the Loan Agreement entered into with Health Holdings & Botanicals, LLC and David A. Weil (incorporated by reference to exhibit 10.40 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002) and provide a Special Revolving Advance (as defined therein) to the Company in the amount of $175,000 available upon certain conditions after June 30, 2003 and expiring on December 15, 2003.  A copy of the Seventh Amendment is attached to this Current Report on Form 8-K as Exhibit 10.42, and is incorporated herein by this reference.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(a)             Financial Statements of Businesses Acquired.

Not applicable.

(b)            Pro Forma Financial Information.

Not applicable.

(c)             Exhibits.

Exhibit Number	Description
10.42	Seventh Amendment to the Credit and Security Agreement and Waiver dated April 15, 2003, between Naturade, Inc. and Wells Fargo Business Credit.

99.1	Press release dated April 18, 2003.

Item 9.                                                           Regulation FD Disclosure

Results of Operations and Financial Condition

In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under this “Item 9. Regulation FD Disclosure.”

On April 18, 2003, the Company released its annual earnings report, a copy of which is attached as exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURADE, INC.

Dated:	April 24, 2003	By:	/s/ Bill D. Stewart
Bill D. Stewart
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.42	Seventh Amendment to the Credit and Security Agreement and Waiver.

99.1	Press release dated April 18, 2003.